                                 Exhibit 10.1

------------------------------------------------------------------------------------------------------------------------------
                                                        RECONCILIATION REPORT
                                                                              ISSUE DATE       :                    00-Jan-00
DEAL NAME:            GREENPOINT HOME EQUITY LOAN TRUST 2000-2                DISTRIBUTION DATE:                    15-Dec-00
                      Home Equity Loan Asset-Backed Securities, Series 2000-2 DETERMINATION DATE                    00-Jan-00
                                                                              RUN DATE:                             11-Dec-00
                                                                                                                  11:52:30 AM
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
I.  CASH RECONCILIATION
--------------------------------------------------------------------------------------------------------------
A.  Cash Available for Distribution                            Group 1           Group 2          Total
                                                               -------           -------          -----
Net Collections Interest Collections - per Servicer         $ 2,387,574.32       $706,415.44   $ 3,093,989.76
Report
Principal Collections - per Servicer                        $11,328,998.14     $3,731,517.91   $15,060,516.05
Report
Residual Advance                                            $         0.00             $0.00   $         0.00
Cash Released from Reserve Account                          $         0.00             $0.00   $         0.00
Additional Balances                                         ($6,001,932.00)   ($2,434,134.52)  ($8,436,066.52)
----------------------                                        ------------------------------------------------
Total Deposit to Collection Account                          $7,714,640.46     $2,003,798.83    $9,718,439.29

--------------------------------------------------------------------------------------------------------------
II.  DISTRIBUTION SUMMARY AND RECONCILIATION
--------------------------------------------------------------------------------------------------------------

A. Amounts Distributed:
Section 5.01
Trustee Fee                                                         $2,004.79        $579.41        $2,584.20
Premium to Credit Enhancer                                         $36,131.42     $10,474.37       $46,605.79
Freddie Mac Guarantee Fee                                          $11,205.27          $0.00       $11,205.27
Investor Certificate Interest and Unpaid Investor               $1,512,711.66    $443,376.77    $1,956,088.43
Certificate Interest

Reserve Fund Deposit / (Withdrawal)                                     $0.00    $167,989.93      $167,989.93

Class A Investor Certificate Principal Distributed              $6,152,587.32  $1,381,378.35    $7,533,965.67
Management Fee                                                          $0.00          $0.00            $0.00
Residual Payment                                                        $0.00          $0.00            $0.00
                                                              ------------------------------------------------

Total Distributions                                             $7,714,640.46  $2,003,798.83    $9,718,439.29

Difference (Remains in Collections
Account)                                                                $0.00          $0.00            $0.00
                                                              ================================================

Balance
-------
Reconciliation
--------------
Loan Group Beginning Balance                                   267,305,097.70  77,254,075.98  $344,559,173.68
Loan Group Ending Balance                                      261,978,031.56  75,956,692.59   337,934,724.15
                                                              -----------------------------------------------
Change in Balance                                                5,327,066.14   1,297,383.39    $6,624,449.53
Principal Collections                                           11,328,998.14   3,731,517.91   $15,060,516.05
Liquidation Loss Amount                                                  0.00           0.00            $0.00
Additional Balances                                              6,001,932.00   2,434,134.52    $8,436,066.52
                                                              -----------------------------------------------
Balance Check                                                           (0.00)          0.00            (0.00)
                                                              ================================================

                       GREENPOINT HOME EQUITY LOAN TRUST
                   Home Equity Loan Asset-Backed Securities

                                 Series 2000-2

                     Distribution Date: December 15, 2000

                Original        Beginning                                                                 Ending
                Investor         Investor                                     Investor                   Investor
               Certificate     Certificate                                   Certificate   Investor    Certificate
                Principal       Principal       Principal      Interest     Distribution     Loss       Principal
   Class         Balance         Balance       Distribution  Distribution      Amount       Amount       Balance
----------------------------------------------------------------------------------------------------------------------
    A-1       275,831,000.00  $268,926,516.49  $6,152,587.32 $1,512,711.66   $7,665,298.98     $0.00  $262,773,929.17
    A-2        77,669,000.00   $77,558,618.71  $1,381,378.35   $443,376.77   $1,824,755.12     $0.00   $76,177,240.36
     R                 $0.00            $0.00          $0.00         $0.00           $0.00     $0.00            $0.00
   TOTAL     $353,500,000.00  $346,485,135.20  $7,533,965.67 $1,956,088.43   $9,490,054.10     $0.00  $338,951,169.53

                            AMOUNTS PER $1,000 UNIT

                                                 Beginning                                                 Ending
                                                 Investor                                   Investor      Investor
                                                Certificate                               Certificate    Certificate
                                                 Principal     Principal     Interest     Distribution    Principal
   Class                   CUSIP                  Balance    Distribution  Distribution      Amount        Balance
----------------------------------------------------------------------------------------------------------------------
    A-1            395385AD9 / T029TPMT3        974.96842810   22.30564121    5.48419743    27.78983863  952.66278689
    A-2            395385AE7 / T029TPMU0        998.57882437   17.78545306    5.70854228    23.49399533  980.79337132

   Investor Certificate Rates
                  Investor
   Class      Certificate Rate
    A-1           6.75000%
    A-2           6.86000%

Investor Certificate Rates based on a LIBOR of:       6.62000%




PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING
ADMINISTRATOR:

                                 Steven Charles
                                 Bank One, NA
                                 1 Bank One Plaza
                                 Chicago, IL 60670

                   Information pursuant to Section 8.8 of the
                      Pooling Agreement dated Sept. 1, 2000

                                                                              Group 1           Group 2
                                                                        -------------------------------------
(i)      Unpaid Investor Certificate Interest Shortfall paid                           0.00             0.00
         Per $1000 of Original Investor Certificate Principal Balance             0.0000000        0.0000000

(ii)     Remaining Unpaid Investor Certificate Interest Shortfall                      0.00             0.00
         Per $1000 of Original Investor Certificate Principal Balance             0.0000000        0.0000000

(iii)    Servicing Fee                                                           111,377.12        32,189.20
         Gross Interest Collections                                            2,498,951.44       738,604.64

(iv)     Original Pool Balance                                               272,350,187.97    77,615,878.87
         Beginning Pool Balance                                              267,305,097.70    77,254,075.98
         Loans Removed                                                                 0.00             0.00
         Loans Added                                                                   0.00             0.00
         Adjuated Beginning Pool Balance                                     267,305,097.70    77,254,075.98
         Principal Collections                                                11,328,998.14     3,731,517.91
         Additional Balances                                                   6,001,932.00     2,434,134.52
         Ending Pool Balance                                                 261,978,031.56    75,956,692.59


(v)      Delinquency Information

                                        Group 1                                   Group 2
                          -----------------------------------------------------------------------------------

                                                   % of Group                                    % of Group
                           Count      Balance         Bal              Count        Balance         Bal
                          -----------------------------------------------------------------------------------
            30-59 days       57      3,229,437.11    1.232713%             9       836,990.09      1.101931%
            60-89 days        9        455,032.44    0.173691%             1       189,279.60      0.249194%
           90-119 days        2         73,700.00    0.028132%             0             0.00      0.000000%
           120-149 days       0              0.00    0.000000%             0             0.00      0.000000%
           150-179 days       0              0.00    0.000000%             0             0.00      0.000000%
         180 days or more     0              0.00    0.000000%             0             0.00      0.000000%
              Total          68      3,758,169.55    1.434536%            10     1,026,269.69      1.351125%

(vi)     Foreclosure, REO and Bankruptcy Information

                                        Group 1                                   Group 2
                          -----------------------------------------------------------------------------------

                                                   % of Group                                    % of Group
                           Count      Balance         Bal              Count        Balance         Bal
                          -----------------------------------------------------------------------------------
           Foreclosure       1       78,120.83       0.029820%           1        700,000.00       0.921578%
               REO           0            0.00       0.000000%           0              0.00       0.000000%
           Bankruptcies      7      358,018.33       0.136660%           0              0.00       0.000000%

                                                                                   Group 1        Group 2
                                                                                -----------------------------
(vii)    Liquidation Loss Amount (Current Period)                                       0.00            0.00
         Liquidation Loss Amount (Cumulative)                                           0.00            0.00

         Cumulative Liquidation Loss:
         Percentage of Original Balance                                                 0.00%           0.00%
         Percentage of Current Balance                                                  0.00%           0.00%

(viii)   Six Month Rolling Pool Delinquency Rate                                          NA              NA

(ix)     Book Value of REO Properties                                                   0.00            0.00

(x)      Draws: Policy                                                                  0.00
         Demand Note                                                                    0.00

(xi)     Accelerated Principal Distribution Amount                                825,521.18       83,994.96

(xii)    Funds on deposit in the Reserve Fund (Beginning of Period)               220,762.58
         Reserve Fund Deposit                                                     167,989.93
         Reserve Fund Withdrawal                                                        0.00
         Funds on deposit in the Reserve Fund (End of Period)                     388,752.51

(xiii)   Has an Event of Servicing Termination occurred?                                                  NO
         Has an Insurer Default occurred?                                                                 NO


(xiv)    Has the Managed Amortization period ended and the Rapid Amortization
         Period begun?                                                                                    NO

(xv)     Specified Overcollateralization Amount                                 6,127,879.23    1,746,357.27
         Overcollateralization Amount                                                   0.00            0.00